Exhibit 23.3












                                                      July 28, 1995







      We hereby consent to the reference to this Firm under the heading "Legal Opinions" in the Prospectuses constituting part of the Registration Statement on Form S-3 of Potomac Electric Power Company, as filed the date hereof, relating to $250,000,000 of Debt Securities.





                                 /s/Covington & Burling
                                    COVINGTON & BURLING